EXHIBIT-99.1

PROCARE INDUSTRIES, LTD.

1960 White Birch DriveVista,
California 92083

DISCLOSURE STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14(F)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14F-1 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY'S SHAREHOLDERS
IS REQURED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

NOTICE OF ANTICIPATED CHANGE OF CONTROL

ProCare Industries, Ltd. is mailing this disclosure statement on or about May 8, 2001 to all holders of record of its common stock at the close of business on May 1, 2001, in accordance with the requirements of Section 14(f) of the Securities Act of 1934 (the “Exchange Act”) and Rule 14f-1 of the Securities and Exchange Commission. We are providing you with this statement to notify you of an anticipated change of control of our board of directors without any vote of the stockholders.

PROPOSED ACQUISITION OF HK UTILITY CONSTRUCTION ("HKUC") AND PLANNED CHANGE OF CONTROL

ProCare Industries has signed a preliminary agreement dated as of April 11, 2001 (the “Acquisition Agreement”) to acquire all of the outstanding common shares of HK Utility Construction, Inc., a privately owned Delaware corporation, in exchange for 14,880,000 newly issued shares of ProCare Industries common stock (the “Acquisition”). Simultaneous and immediately following the acquisition of HKUC by Procare, HKUC will acquire five companies in exchange for stock in Procare.

As of March 1, 2001, approximately 2,070 shareholders of record held 2,785,559 common shares of Procare, of which 1,793,844 shares are subject to cancellation.

HK Utility Construction and its five operating subsidiaries are based in Cincinnati, Ohio, LeCompte, Mississippi, Columbus, Ohio, Lynchburg, Virginia, Granite Falls, NC, and Fort Lauderdale, Florida. HKUC is creating a national company engaged in the vertical market of underground utility routing and installation, including the fiber optic, gas, and electric cable television and sewer businesses. HKUC’s initial activities are centered on the internal boring and aerial construction industries. However, the Company’s capabilities are broader and include utility design and consulting services, general contracting and project management, and procurement and management of subcontracted companies.

At the completion of the Acquisition (the “Effective Time”), the current directors and officers of ProCare Industries will resign and new directors and officers selected by HK Utility Construction will be appointed. The Company anticipates that the acquisition will be completed within about the next 30 days, but in any event not until at least ten days after the mailing of this statement, as required by Rule 14f-1. However, the acquisition will not be completed unless numerous conditions to closing are either satisfied or waived. If the acquisition is not completed, no change of control will occur.

The Preliminary Agreement was attached as an exhibit to our Current Report on Form 8-K dated April 18, 2001 (the “Form 8-K Report”), which was filed with the Securities and Exchange Commission (the “SEC” or the “Commission”) on April 18, 2001. For further information concerning the planned Acquisition Merger, reference is made to the Form 8-K Report. The description in this Information Statement of the Agreement and its terms and conditions is qualified in its entirety by reference to the Form 8-K Report and to the Definitive Merger Agreement and such description is not, and does not purport to be, complete.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Current Directors and Officers
The following table sets forth the current directors and officers of ProCare Industries, who will resign as of the Effective Time if the HKUC acquisition is completed.

The following table sets forth all directors and executive officers of the Company, as of May 3, 2001, as well as their ages:

NAME                      AGE        POSITION WITH COMPANY
Robert W. Marsik          55         Chairman of the Board of Directors,
                                     Chief Executive, Financial and Accounting Officer,
                                     President and Treasurer
Allan Bergenfield         59         Director & Secretary
Carlotta R. Marsik        52         Director

Board Meetings and Committees
COMMITTEES AND MEETINGS OF THE BOARD
The board of directors of ProCare Industries has no standing audit, nominating, or compensation committees. During the fiscal year ended December 31, 2001, the board of directors held three meetings, at which all directors were present.

Prospective Directors and Officers
If the Acquisition is completed, the following persons will, without any stockholder vote, become the new directors and officers of ProCare Industries, holding the positions indicated:

NAME                      AGE        POSITION WITH COMPANY
Randall A. Drew           33         Chairman, Chief Executive Officer and Director
C. Christopher Kessen     37         President and Director
James H. Hyland III       36         Vice President, Midwest Operations and Director
John O. Hyland            34         Vice President, Mid-Atlantic Operations and Director

RANDALL A. DREW currently serves as Chairman, Chief Executive Officer, and a Director of HKUC and will be appointed to the same positions with ProCare Industries if the HKUC acquisition is completed. From 1988 through 1993, Mr. Drew held sales and marketing positions with IBM. From 1994 through 1997, Mr. Drew held executive sales and management positions with The Future Now and AmeriData (GE ITS). From 1997 through 2000, Mr. Drew was involved in the successful startup, development, and management of several privately owned services-related businesses.

C. CHRISTOPHER KESSEN currently serves as President and a Director of HKUC and will be appointed to the same positions with ProCare Industries if the HKUC acquisition is completed. Mr. Kessen is an experienced business executive having owned and operated multiple businesses. From 1979 through 1996, Mr. Kessen owned and operated Progress Supply, a $10MM distributor of HVAC systems, and PS Investments, a real estate holding company. From 1996 to 1998, Mr. Kessen acquired and managed Kessen Marine, a distributor of boats and marine accessories. In 1998, Mr. Kessen founded an online outdoor sports e-commerce portal, ToYourDoorSports.com, Inc., and continues to serve as CEO.

JAMES H. HYLAND III is the founder and has been President of H3 Construction and H&W Construction, nine-year old company engaged in the underground utility construction business. Mr. Hyland will be appointed as Vice President of Midwest Operations and a Director of HKUC with ProCare Industries if the HKUC acquisition is completed.

JOHN D. HYLAND is the founder and has been President of Hyland Services and Gateway Construction, nine-year old companies engaged in the utility construction, electrical contracting and HVAC installation businesses. Mr. Hyland will be appointed as Vice President of Mid-Atlantic Operations and a Director of with ProCare Industries if the HKUC acquisition is completed.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN OTHERS

Stock Ownership of Principal Stockholders and Management
The following table sets forth information concerning ownership of our Common Stock outstanding as of March 31, 2001 by (i) each person known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) our directors, (iii) our executive officers and (iv) all of our executive officers and directors as a group. We have been advised that the shareholders listed below hold sole voting and investment power over their shares.

                       Name and Address of
Title of Class         Beneficial Owner                Number of Shares    Percent of Class (1)
Common Stock           Robert W. Marsik                1,337,985(2)(3)           48%
                       1960 White Birch Drive
                       Vista, California 92083

Common Stock           Allan Bergenfield                  22,100                0.1%
                       12000 Trailridge Drive
                       Potomac, MD  20854

Common Stock           Carlotta R. Marsik              1,337,985(2)(3)           48%
                       1960 White Birch Drive
                       Vista, CA  92083

Common Stock           Arlington Capital                 793,844(4)              28%
                       17337 Ventura Boulevard,
                       Suite 224
                       Encino, California  91316

Directors and Executive                                1,360,085                 49%
Officers as a Group  (1)
(two in number):
(1) Based	on 2,785,559 shares of common stock issued and outstanding as of March 1, 2001.
(2) 1,000,000	of the common shares held by Mr. Marsik are conditional and may be cancelled under certain conditions, including completing the Acquisition.
(3) The	shares owned by Mr. Marsik are owned jointly with his wife, Carlotta Marsik.
(4) The	Company believes that it has an agreement under which the Company is entitled to reacquire these shares for cancellation.

Security Ownership of Certain Beneficial Owners and Management Following the Merger
The table below sets forth the beneficial ownership of ProCare common stock of those persons who would beneficially own more than 5% of the class or would become directors and officers of ProCare Industries if the Acquisition is completed. To our knowledge all persons listed below would, after completion of the Acquisition, have sole voting and investment power with respect to the shares listed in the table unless spouses share that power under applicable law. To our knowledge, the persons listed currently do not beneficially own any shares of ProCare common stock and will acquire ownership of the shares listed in the table only if the Acquisition is completed.

                       Name and Address of
Title of Class         Beneficial Owner                Number of Shares    Percent of Class (1)
Common Stock           James H. Hyland                 3,000,000                  18.75%
                       3063 E. 14th Avenue
                       Columbus, OH  43219

Common Stock           John D. Hyland                  3,000,000                  18.75%
                       2817 Carroll Avenue
                       Lynchburg, VA  24501

Common Stock           Randall A. Drew                 2,660,000                  16.63%
                       320 Whetstone Alley, Suite B
                       Cincinnati, OH  45202

Common Stock           Business Intelligence Group     1,550,000                   9.69%
                       972 Paradrome Street
                       Cincinnati, OH  45202

Common Stock           C. Christopher Kessen           1,150,000                   7.19%
                       320 Whetstone Alley, Suite B
                       Cincinnati, OH  45202

Common Stock           David Keever                      675,000                   4.22%
                       320 Whetstone Alley, Suite B
                       Cincinnati, OH  45202

All officers and directors                            10,485,000                  65.53%
as a group (5 persons)
(1) Assumes	that 16,000,000 ProCare shares will be outstanding at completion of the Acquisition.

Executive Compensation
No compensation was paid to the Board of Directors or any executive officer of the Company in those capacities during the last two fiscal years and until the present, and no cash compensation is anticipated to be paid at any time in the immediate future to any director in that capacity. However, the Company agreed to pay Mr. Marsik a contingent fee if the Company completes an acquisition transaction and portions of that fee were advanced to him in 1999 and 2000.

Pending Litigation
No material legal proceedings to which the Company is a party or to which the property of the Company is subject is pending and no such material proceeding is known by management of the Company to be contemplated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and person who own more than 10% of the Company’s Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission, provided that there were any changes to such persons respective stock holdings in the Company during the previous fiscal year.

To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company and information otherwise available to the Company, as of December 31, 2000, all Section 16(a) filing requirements applicable to the Company’s officers, director and greater than 10 beneficial owners were complied with.

By Order of the Board of Directors

PROCARE INDUSTRIES, LTD.
a Colorado Corporation

Robert W. Marsik, President

Vista, California
May 3, 2001